UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06671

DWS Global High Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

ITEM 1.               REPORT TO STOCKHOLDERS

DWS Global High Income Fund, Inc.

Semiannual Report to Stockholders

April 30, 2007

A nondiversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

DWS Global High Income Fund, Inc.

Investment Objectives and Policies

seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities

Investment Characteristics

a non-diversified closed-end investment company investing principally in a portfolio of global high income securities and, to a limited extent, emerging country equity securities a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information

Executive Offices

DWS Global High Income Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

DWS Closed-End Fund Info Line (800) 349-4281

Web Site

Visit our Direct Link:

www.cef.dws-scudder.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: (800) 294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Willkie Farr & Gallagher LLP

Custodian

Brown Brothers Harriman & Co.

New York Stock Exchange Symbol — LBF

Contents

click here Portfolio Management Review

click here Investment Summary

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Dividend Reinvestment and Cash Purchase Plan

click here Other Information

click here Privacy Statement

Net Asset Value

The fund's net asset value is listed in the following publications: The Wall Street Journal (Mondays) The New York Times Barron's

Investments in funds involve risks. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents greater risks than investing in domestic investments, such as currency fluctuations and political and economic changes and market risks. This may result in greater share price volatility. Moreover, this fund is non-diversified and can take larger positions in fewer companies, increasing its overall risk potential. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of the DWS Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, Brett Diment, portfolio manager, discusses DWS Global High Income Fund's strategy and the market environment during the six-month period ended April 30, 2007.

Q:  How did the emerging-markets bonds perform during the past six months?

A:  Emerging fixed-income markets performed well during the semiannual period, reflecting the hearty appetite for risk among investors. The yield spread of the JPMorgan Emerging Markets Bond Index Plus (EMBI+) — relative to US Treasuries — fell from 194 basis points, or 1.94%, to 164 basis points.1 The yield spread is the difference in yield between emerging-markets bonds and US Treasuries, the latter of which is seen to be free of credit risk. Narrow spreads are a sign of positive performance, wider spreads indicate negative performance. The decline in the yield spread during the past six months indicates the continued enthusiasm for emerging-markets debt among investors.

1 The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

As has been the case for several years, the asset class remained supported by a favorable backdrop of strong global growth, robust commodity prices, the improving balance sheets of emerging-market governments and abundant liquidity in the global financial system.2 The only notable period of market weakness, which occurred in late February, was sparked by concerns over the US subprime mortgage market and its impact on the US growth outlook. Emerging fixed-income markets staged a solid recovery in March, however, as investors quickly adopted a more measured view of the prospects for the US economy.

2 Liquidity, in this sense, refers to the ready availability of cash to be put to work in the financial markets. Generally, low interest rates in one or more regions of the world represent a key source of liquidity.

Q:  How did the fund perform during this time?

A:  For the six months ended April 30, 2007, the fund's total return based on net asset value was 9.30%, while its total return based on its share price as listed on the New York Stock Exchange was 10.50%, closing at $9.25 a share. The fund's return compares favorably with the 5.54% gain of its benchmark, the JPMorgan EMBI+.

Q:  How did the fund's positions in Latin America perform during the past six months?

A:  The fund's core holdings in Brazil performed well over the period, though more recently we have taken advantage of market strength to sell a portion of the position in order to lock in profits. Brazil's president, Luis Inacio Lula da Silva, secured a second term in office with a comfortable margin of victory over his opponent, Geraldo Alckmin. The extent to which Lula can implement structural reforms, most notably of the social security and taxation systems, remains to be seen. In the meantime, Brazil's bond market remains solidly underpinned, in our view, by a robust trade surplus, prudent fiscal policy and declining inflation.3 Lower inflation, in turn, is enabling the Central Bank to continue cutting interest rates, supporting the longer-term growth outlook. More recently, a new calculation methodology for gross domestic product (GDP) showed a significant under-reporting of historic GDP, which, in turn, brought Brazil's debt-to-GDP ratio to below 45%, thereby enhancing the prospects for further credit rating upgrades from the major agencies.4

3 The trade surplus is the margin by which exports exceed imports.
4 Debt-to-GDP ratio is debt divided by GDP. A lower number is preferable to investors, since it indicates a healthy balance sheet.

The fund's positions in Argentine debt also performed well during the semiannual period. The country's bonds continued to benefit from strong economic growth, tight fiscal discipline and a robust current account surplus. We believe November's presidential elections are likely to prove a relative nonevent, with the Nestor Kirchner administration enjoying a nearly unassailable position in opinion polls. One source of investor concern recently has centered around the government's role in the politically motivated downward manipulation of inflation data. The final outcome of this issue remains to be seen.

Presidential elections in Ecuador created considerable volatility in the country's external (dollar-denominated) debt, as prices initially dropped sharply following the populist candidate Rafael Correa's victory in the elections held in the fourth quarter of 2006.5 The hostile rhetoric of the new administration — which included talk of possibly defaulting on Ecuador's debt — was subsequently toned down, with Economy Minister Ricardo Patino adopting a more pragmatic approach towards future debt service. We eliminated the fund's holdings in Ecuador in October — before Correa's popularity began to build in electoral opinion polls — which helped the fund's relative performance. We remain reluctant to reestablish a position in Ecuador. At this point, we believe the primary risk is not the new administration's potential aversion to servicing the country's debt, but the likelihood of constitutional conflict between the branches of government.

5 The fund can invest in both dollar-denominated "external" debt issued on the global markets and local currency debt issued within the home markets. Local currency debt is affected both by movements in the price of a country's bonds and the price movements of its currency.

The fund maintained a core holding in Venezuela through the period, and more recently we increased the fund's exposure following the rise in oil prices. Although President Hugo Chavez's policies of renationalization and widespread interference in the economy bode poorly for the longer-term outlook, we believe Venezuelan bonds are firmly supported by the elevated level of oil prices.6 In addition, Venezuela remains one of the higher-yielding countries in the emerging-market universe, meaning that the fund is being paid for its exposure to the heightened political risk.

Q:  What is your positioning in the Europe/Middle East/ Africa (EMEA) region?

A:  Turkey's European Union (EU) accession process suffered a setback in December, when the EU Council placed certain limited restraints on the country's accession process due to its lack of progress in normalizing trade relations with Cyprus. This development initially weighed on the performance of the country's bond market, but we believe this does not represent a significant long-term issue because the conditions surrounding the partial suspension of accession negotiations can be reversed over time. On the economic front, the current account deficit has moderated somewhat while foreign direct investment flows have picked up.7 Inflation remains relatively high at 10.9%, though we believe the Central Bank's tight monetary policy is likely to help alleviate this problem through the course of the year. The fund maintained modest positions in both dollar- and lira-denominated bonds, although we recently reduced the fund's exposure to the latter.

6 Nationalization is the process of a government taking control of private assets, such as oil production facilities.
7 Foreign direct investment is investment by nondomestic companies within a country; for instance, a major global automaker establishing a production facility.

We believe the outlook for Ukrainian debt remains favorable, underpinned by strong economic growth and extremely limited government indebtedness. The prospect for further political tension has the potential to create market volatility, but, in our view, this is unlikely to disrupt the country's solid economic fundamentals. The fund maintained a modest holding in Ukraine, and this position had a positive impact on performance during the period.

In Russia, the economy continues to benefit from high oil prices, while the government is maintaining a budget surplus and the Central Bank is accumulating foreign exchange reserves at a rapid pace. The fund holds modest positions in Russian corporate bonds and loan participations — Alfa Bank & Russian Standard Bank (financials), Vimpelcom (telecoms) and Red Arrow (transport), and these added moderately to performance. The fund does not hold positions in Russian sovereign bonds because they have very limited spread to Treasuries, reflecting the sovereign's solid credit fundamentals.

Q:  What is the fund's positioning in Asia?

A:  The fund continues to have limited holdings in Asia due to the generally low level of yield available in the region's bond markets. One exception to this is the Philippines, where the fund continues to hold a core position because of the government's improving fiscal outlook. We also maintain a positive outlook on bonds denominated in Indonesian rupiah based on our view that the Central Bank has the latitude to make further interest rate reductions.

Q:  What is your overall thinking on emerging-markets debt?

A:  Given the solid fundamentals of the asset class as a whole, we believe the primary risks continue to be external in nature. The impact of the slowdown in the US housing market, together with its implications for the Federal Reserve's interest rate policy, is likely to remain a key focus throughout the year. The performance of global equity markets and higher-risk assets in general will also play a key role in the perfo mance of emerging markets debt. Finally, geopolitical issues — notably the prospect of an escalation of hostilities with Iran will likely remain an influential factor on market performance. Against this backdrop, we chose to position the portfolio more defensively in the latter part of April. We achieved this by taking profits and raising cash in anticipation of being able to rebuild positions later at cheaper levels. However, from a longer-term standpoint, we believe the outlook for the asset class is sound given that the credit profiles of most major emerging economies continue to improve. It should also be noted that the electoral calendar this year is considerably lighter than last year, with only Turkey holding elections that could have a notable impact on market performance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Investment Summary as of April 30, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the product's most recent month-end performance.

Historical Information
		Total Return (%)
		Current Quarter	Six Months	One Year	Three Year	Five Year	Ten Year
Market Value[a]	Cumulative	5.48%	10.50%	18.77%	75.97%	114.81%	96.51%
	Average Annual	—	—	18.77%	20.73%	16.52%	6.99%
Net Asset Value[a]	Cumulative	4.77%	9.30%	16.25%	71.18%	129.57%	99.09%
	Average Annual	—	—	16.25%	19.62%	18.08%	7.13%
Index[b]	Cumulative	3.83%	5.54%	12.32%	46.98%	95.18%	183.40%
	Average Annual	—	—	12.32%	13.70%	14.31%	10.98%
Per Share Information and Returns[a]
	Yearly periods ended April 30

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
Net Asset Value ($)	13.96	6.02	6.11	6.03	6.61	7.19	7.32	8.35	9.36	10.21
Income Dividends ($)	1.50	1.05	.60	.60	.75	.66	.59	.56	.56	.56
Capital Gains Distributions ($)	2.12	—	—	—	—	—	—	—	—	—
Total Return (%)	11.20	-50.35	14.39	10.54	24.22	21.12	10.73	22.55	20.15	16.25
a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
b The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On November 14, 1997, the Fund was renamed Scudder Global High Income Fund, Inc., and adopted its current investment policies. On February 6, 2006, the Fund was renamed DWS Global High Income Fund, Inc. Prior to November 14, 1997 the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in US dollar-denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund. Since adopting its current objective, the cumulative return is 102.38% based on net asset value.

Portfolio Summary as of April 30, 2007 (Unaudited)

Asset Allocation (Excludes Cash Equivalents)	4/30/07	10/31/06

Sovereign Bonds	75%	81%
Financials	12%	10%
Loan Participations	5%	3%
US Treasury Obligations	3%	6%
Energy	2%	—
Consumer Discretionary	1%	—
Industrials	1%	—
Beverages	1%	—
	100%	100%
Geographical Diversification (Excludes Cash Equivalents)	4/30/07	10/31/06

Brazil	18%	21%
Venezuela	11%	6%
Indonesia	9%	5%
Philippines	9%	8%
Argentina	8%	7%
Turkey	7%	8%
Colombia	6%	4%
Russia	5%	6%
Peru	5%	4%
Other	22%	31%
	100%	100%
Currency Exposure*	4/30/07	10/31/06

United States Dollar	79%	78%
Indonesian Rupiah	4%	3%
Argentine Peso	4%	4%
Brazilian Real	3%	1%
Turkish Lira	2%	2%
Mexican Peso	2%	1%
Colombian Peso	2%	2%
Ukraine Hryvna	2%	2%
Malaysian Ringgit	1%	1%
Other	1%	6%
	100%	100%
* Currency exposure after taking into account the effects of forward contracts.

Asset allocation, geographical diversification and currency exposure are subject to change.

For more complete details about the Fund's investment portfolio, see page 15.

Investment Portfolio as of April 30, 2007 (Unaudited)

	Principal Amount (a)	Value ($)

Bonds 105.2%
Argentina 8.9%
Banco Hipotecario SA, Series REG S, 9.75%, 4/27/2016	1,100,000	1,152,800
Central Bank of Argentina, 2.0%, 2/4/2018 ARS	6,900,000	3,404,167
Republic of Argentina:
GDP Linked Note, 12/15/2035	8,151,418	1,239,015
Series P, GDP Linked Note, 12/15/2035 ARS	19,855,884	813,002
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	2,100,000	990,150
8.28%, 12/31/2033 (PIK)	1,296,379	1,395,115
(Cost $7,413,844)		8,994,249
Brazil 20.3%
Banco Bradesco SA, Series REG S, 14.8%, 1/4/2010 BRL	7,100,000	3,836,468
Federative Republic of Brazil:
10.0%, 8/7/2011	1,240,000	1,458,240
10.5%, 7/14/2014 (b)	3,400,000	4,394,500
11.0%, 1/11/2012 (b)	3,340,000	4,108,200
11.0%, 8/17/2040 (b)	4,260,000	5,780,820
ISA Capital do Brasil SA, Series REG S, 8.8%, 1/30/2017	1,000,000	1,080,000
(Cost $18,117,770)		20,658,228
Cayman Islands 1.4%
Parkson Retail Group Ltd., 7.875%, 11/14/2011 (Cost $1,421,643)	1,400,000	1,463,000
Colombia 6.6%
Republic of Colombia:
7.375%, 1/27/2017	1,800,000	1,979,100
7.375%, 9/18/2037	1,600,000	1,788,800
11.75%, 3/1/2010 COP	2,070,000,000	1,044,311
11.75%, 2/25/2020	700,000	1,043,000
12.0%, 10/22/2015 COP	1,628,000,000	894,412
(Cost $6,274,904)		6,749,623
Dominican Republic 1.5%
Cerveceria Nacional Dominicana, Series REG S, 16.0%, 3/27/2012	1,000,000	1,052,500
Dominican Republic, Series REG S, 9.04%, 1/23/2018 (PIK)	393,472	457,017
(Cost $1,437,852)		1,509,517
El Salvador 1.6%
Republic of El Salvador, Series REG S, 7.65%, 6/15/2035 (Cost $1,392,125)	1,400,000	1,620,500
Guatemala 1.6%
Republic of Guatemala:
Series REG S, 9.25%, 8/1/2013	900,000	1,039,500
10.25%, 11/8/2011	500,000	582,500
(Cost $1,551,859)		1,622,000
Indonesia 10.2%
Government of Indonesia:
Series REG S, 6.625%, 2/17/2037	3,400,000	3,370,250
Series FR-43, 10.25%, 7/15/2022 IDR	15,130,000,000	1,677,409
Series FR-23, 11.0%, 12/15/2012 IDR	9,500,000,000	1,136,277
Series FR-26, 11.0%, 10/15/2014 IDR	28,719,000,000	3,441,347
Series FR-33, 12.5%, 3/15/2013 IDR	6,200,000,000	784,369
(Cost $9,874,088)		10,409,652
Kazakhstan 1.3%
Turanalem Finance BV, Series REG S, 8.5%, 2/10/2015 (Cost $1,383,942)	1,300,000	1,314,235
Malaysia 1.7%
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 (Cost $1,576,884) MYR	5,900,000	1,750,040
Mexico 1.9%
Mexican Bonds, Series M-20, 8.0%, 12/7/2023 (Cost $1,940,449) MXN	20,900,000	1,948,802
Panama 0.4%
Republic of Panama:
6.7%, 1/26/2036	300,000	317,250
7.125%, 1/29/2026	120,000	132,000
(Cost $401,130)		449,250
Peru 5.5%
Republic of Peru:
6.55%, 3/14/2037	1,100,000	1,163,800
7.35%, 7/21/2025 (b)	2,900,000	3,364,000
9.875%, 2/6/2015	800,000	1,018,000
(Cost $4,982,499)		5,545,800
Philippines 9.9%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027 (b)	3,800,000	4,522,000
Republic of Philippines:
7.5%, 9/25/2024	671,000	741,455
7.75%, 1/14/2031	900,000	1,019,250
8.0%, 1/15/2016	1,400,000	1,578,500
8.375%, 2/15/2011	1,000,000	1,092,500
9.375%, 1/18/2017	900,000	1,109,250
(Cost $9,158,781)		10,062,955
Russia 1.7%
Red Arrow International Leasing, "A", 8.375%, 6/30/2012 (Cost $1,641,619) RUB	43,752,332	1,762,346
South Africa 2.5%
Republic of South Africa:
8.5%, 6/23/2017	900,000	1,116,900
Series R-195, 10.0%, 2/28/2008 ZAR	4,800,000	686,025
Series R-196, 10.0%, 2/28/2009 ZAR	4,800,000	697,437
(Cost $2,294,609)		2,500,362
Turkey 7.9%
Republic of Turkey:
7.25%, 3/15/2015	2,200,000	2,293,500
8.0%, 2/14/2034	810,000	891,000
Series CPI, 10.0%, 2/15/2012 TRY	1,400,000	1,051,667
14.0%, 1/19/2011 TRY	1,300,000	862,025
15.0%, 2/10/2010 TRY	4,300,000	2,952,070
20.0%, 10/17/2007 TRY	88	65
(Cost $8,378,480)		8,050,327
Ukraine 2.9%
Government of Ukraine:
Series REG S, 6.58%, 11/21/2016	1,000,000	1,015,000
Series REG S, 7.65%, 6/11/2013	1,750,000	1,894,900
(Cost $2,817,056)		2,909,900
United States 3.7%
US Treasury Bond, 4.75%, 2/15/2037 (Cost $3,738,215)	3,800,000	3,759,032
Uruguay 0.8%
Republic of Uruguay, 8.0%, 11/18/2022 (Cost $738,531)	692,523	794,670
Venezuela 11.9%
Petroleos de Venezuela SA, 5.375%, 4/12/2027	2,600,000	1,951,300
Republic of Venezuela:
5.75%, 2/26/2016	1,100,000	1,023,000
9.375%, 1/13/2034	3,440,000	4,312,040
10.75%, 9/19/2013 (b)	3,900,000	4,754,100
(Cost $11,567,784)		12,040,440
Vietnam 1.0%
Socialist Republic of Vietnam, Series REG S, 6.875%, 1/15/2016 (Cost $884,007)	900,000	967,651
Total Bonds (Cost $98,988,071)		106,882,579

Loan Participation 5.9%
Russia 4.0%
Alfa Bank, 8.635%, 2/22/2017	1,000,000	1,001,100
Russian Standard Finance SA, Step-up Coupon, 8.875% to 12/16/2010, 10.375% to 12/16/2015	2,000,000	1,988,980
Vimpelcom, Series REG S, 8.25%, 5/23/2016	1,000,000	1,074,260
(Cost $4,000,000)		4,064,340
Ukraine 1.9%
Alfa Bank-Ukraine, Series 2006-02, 9.75%, 12/22/2009	1,000,000	1,023,800
Export-Import Bank of Ukraine, 7.65%, 9/7/2011	900,000	930,330
(Cost $1,919,947)		1,954,130
Total Loan Participation (Cost $5,919,947)		6,018,470
	Shares	Value ($)

Cash Equivalents 12.5%
Cash Management QP Trust, 5.31% (c) (Cost $12,687,135)	12,687,135	12,687,135
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $117,595,153)+	123.6	125,588,184
Other Assets and Liabilities, Net	(23.6)	(23,949,339)
Net Assets	100.0	101,638,845
+ The cost for federal income tax purposes was $117,598,396. At April 30, 2007, net unrealized appreciation for all securities based on tax cost was $7,989,788. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,599,193 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $609,405.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) Securities, or a portion thereof, subject to a financing transaction.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

GDP: Gross Domestic Product.

PIK: Denotes that all or a portion of income is paid in kind.

As of April 30, 2007, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
TRY	2,800,000	USD	2,018,578	7/23/2007	28,901
USD	1,851,190	UAH	9,330,000	7/23/2007	5,701
ZAR	9,200,000	USD	1,297,810	7/23/2007	5,826
Total unrealized appreciation					40,428
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
IDR	20,430,000,000	USD	2,238,659	7/23/2007	(10,598)
Total unrealized depreciation					(10,598)
Currency Abbreviations
ARS	Argentine Peso	RUB	Russian Ruble
BRL	Brazilian Real	TRY	Turkish Lira
COP	Colombian Peso	UAH	Ukraine Hryvna
IDR	Indonesian Rupiah	USD	United States Dollar
MXN	Mexican Peso	ZAR	South African Rand
MYR	Malaysian Ringgit

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $104,908,018)	$ 112,901,049
Investment in Cash Management QP Trust (cost $12,687,135)	12,687,135
Total investments in securities, at value (cost $117,595,153)	125,588,184
Foreign currency, at value (cost $711,297)	710,522
Receivable for investments sold	5,278,512
Unrealized appreciation on forward currency exchange contracts	40,428
Interest receivable	2,204,307
Foreign taxes recoverable	31,369
Other assets	2,031
Total assets	133,855,353
Liabilities
Cash Overdraft	4,103,268
Payable for financing transactions	25,571,364
Payable for investments purchased	2,083,870
Unrealized depreciation on forward foreign currency exchange contracts	10,598
Accrued management fee	79,339
Accrued interest expense	173,425
Other accrued expenses and payables	194,644
Total liabilities	32,216,508
Net assets, at value	$ 101,638,845
Net Assets
Net assets consists of: Undistributed net investment income	1,511,581
Net unrealized appreciation (depreciation) on: Investments	7,993,031
Foreign currency related transactions	(4,213)
Accumulated net realized gain (loss)	(21,077,742)
Paid-in capital	113,216,188
Net assets, at value	$ 101,638,845
Net Asset Value
Net asset value per share ($101,638,845 ÷ 9,952,619 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 10.21

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2007 (Unaudited)
Investment Income
Interest (net of foreign taxes of $47,014)	$ 4,706,019
Interest — Cash Management QP Trust	124,867
Total Income	4,830,886
Expenses: Management fee	492,129
Services to shareholders	14,532
Custodian and accounting fees	77,824
Auditing	40,592
Legal	29,887
Directors' fees and expenses	10,270
Reports to shareholders	3,375
Interest expense	712,064
Stock exchange listing fees	10,967
Other	11,729
Total expenses, before expense reductions	1,403,369
Expense reductions	(758)
Total expenses, after expense reductions	1,402,611
Net investment income	3,428,275
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,884,351
Foreign currency related transactions	(412,165)
2,472,186
Net unrealized appreciation (depreciation) during the period on: Investments	2,764,714
Foreign currency related transactions	(119,275)
2,645,439
Net gain (loss) on investment transactions	5,117,625
Net increase (decrease) in net assets resulting from operations	$ 8,545,900

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended April 30, 2007 (Unaudited)
Cash Flows from Operating Activities
Investment income received**	$ 5,657,930
Payment of expenses	(806,685)
Payment of interest expense	(584,990)
Proceeds from sales and maturities of long-term investments	42,886,252
Purchases of long-term investments	(38,472,387)
Net change in short-term investments	(8,939,595)
Cash provided by operating activities	(259,475)
Cash Flows from Financing Activities
Net increase (decrease) in financing transactions	(631,443)
Distributions paid	(2,786,733)
Cash used for financing activities	(3,418,176)
Increase (decrease) in cash	(3,677,651)
Cash at beginning of period*	284,905
Cash at end of period*	$ (3,392,746)
Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Used for Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 8,545,900
Net (increase) decrease in investments	(2,619,732)
Net (increase) decrease in net unrealized (appreciation) depreciation on investments	(2,764,714)
(Increase) decrease in interest receivable	774,113
(Increase) decrease in foreign taxes recoverable and other assets	(26,924)
(Increase) decrease in receivable for investments sold	(5,278,512)
Increase (decrease) in payable for investments purchased	1,112,929
(Increase) decrease in net unrealized appreciation (depreciation) on open/closed forward foreign currency exchange contracts	(13,471)
Increase (decrease) in interest on financing transactions	127,074
Increase (decrease) in accrued expenses	(116,138)
Cash provided by operating activities	$ (259,475)
* Includes foreign currency
** Non-cash activity from market discount accretion and premium amortization in the net amount of $114,518 as well as payments in kind of $36,636 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Operations: Net investment income	$ 3,428,275	$ 5,999,930
Net realized gain (loss) on investment transactions	2,472,186	3,079,549
Net unrealized appreciation (depreciation) during the period on investment transactions	2,645,439	3,606,741
Net increase (decrease) in net assets resulting from operations	8,545,900	12,686,220
Distributions to shareholders from net investment income	(2,786,733)	(5,573,467)
Increase (decrease) in net assets	5,759,167	7,112,753
Net assets at beginning of period	95,879,678	88,766,925
Net assets at end of period (including undistributed net investment income of $1,511,581 and $870,039, respectively)	$ 101,638,845	$ 95,879,678
Other Information
Shares outstanding at beginning of period	9,952,619	9,952,619
Shares issued to shareholders in reinvestment of distributions	—	—
Shares outstanding at end of period	9,952,619	9,952,619

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$ 9.63	$ 8.92	$ 8.03	$ 7.44	$ 5.98	$ 5.66
Income (loss) from investment operations: Net investment income[b]	.34	.60	.48	.44	.55	.67
Net realized and unrealized gain (loss) on investment transactions	.52	.67	.97	.72	1.52	.40
Total from investment operations	.86	1.27	1.45	1.16	2.07	1.07
Less distributions from: Net investment income	(.28)	(.56)	(.56)	(.57)	(.61)	(.75)
Net asset value, end of period	$ 10.21	$ 9.63	$ 8.92	$ 8.03	$ 7.44	$ 5.98
Market value, end of period	$ 9.25	$ 8.63	$ 7.86	$ 7.38	$ 7.10	$ 5.57
Total Return
Per share net asset value (%)[c]	9.30**	15.49	18.72	16.94	36.13	19.89
Per share market value (%)[c]	10.50**	17.32	14.23	12.50	39.29	18.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	102	96	89	80	74	59
Ratio of expenses (excluding interest) (%)	1.40*	1.70	1.81	1.98	2.03	2.09
Ratio of expenses (%)	2.85*	2.97	2.65	2.31	2.28	2.73
Ratio of net investment income (%)	6.97*	6.51	5.62	5.75	7.89	10.87
Portfolio turnover rate (%)	69d*	139[d]	155[d]	252	306	740
a For the six months ended April 30, 2007 (Unaudited).
b Based on average shares outstanding during the period.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
d The portfolio turnover rate including financing transactions was 342%* for the six months ended April 30, 2007 and 432% and 420% for the years ended October 31, 2006 and October 31, 2005, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Global High Income Fund, Inc. (formerly Scudder Global High Income Fund, Inc.) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Financing Transactions. The Fund may enter into financing transactions consisting of a sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is included in interest expense on the Statement of Operations. The purchaser retains legal title and beneficial ownership of the securities and the Fund retains any accrued interest during the life of the transaction. If the counterparty to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $23,547,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($16,251,000) and October 31, 2009 ($7,296,000), the respective expiration dates, whichever occurs first.

In July 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes except when purchased in default. The Fund uses the specific identification method for determining realized gain or loss on investments. The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency positions and cash overdraft position at the Fund's custodian bank at April 30, 2007.

B. Purchases and Sales of Securities

During the six months ended April 30, 2007, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $33,570,382 and $39,901,015, respectively. Purchases and sales of US Treasury obligations aggregated $6,014,934 and $8,738,277, respectively.

C. Related Parties

Management Agreement. Under the Investment Advisory, Management and Administration Agreement ("Management Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Pursuant to a written contract with the Manager, Aberdeen Asset Management Investment Services Limited ("AAMISL") serves as the subadvisor to the Fund with respect to the investment and reinvestment of the Fund's assets. AAMISL is paid for its services by the Manager from its fee as investment advisor to the Fund.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2007, the amount charged to the Fund by DWS-SISC aggregated $11,449, of which $4,013 is unpaid.

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), also an affiliate of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB") DWS-SFAC has delegated all accounting functions to SSB. DWS-SFAC compensates SSB out of the accounting fee it receives from the Fund. For the six months ended April 30, 2007, the amount charged to the Fund by DWS-SFAC aggregated $45,040, of which $7,446 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the six months ended April 30, 2007, the Manager agreed to reimburse the Fund $758, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Financing Agreements

The Fund entered into financing agreements with third parties involving its holdings in foreign debt securities. At April 30, 2007, the Fund had outstanding financing agreements as follows:

Counterparty	Value of Assets Sold Under Financing Agreements	Financing Liability	Weighted Average Maturity (Days)
Lehman Brothers Inc.	$ 25,539,770	$ 25,571,364	50

The weighted average daily balance of financing agreements outstanding during the six months ended April 30, 2007 was approximately $25,896,000. The weighted average interest rate was 5.33%. The maximum financing agreement liability outstanding during the six months ended April 30, 2007 was $26,856,208.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Loan Participations/Assignments

The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through DWS Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due bills, if applicable.

Enrollment

Each stockholder of record must enroll in the Plan by instructing the Transfer Agent in writing. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: DWS Global High Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, (800) 294-4366.

Other Information

The Investment Manager

Deutsche Investment Management Americas Inc. ("DIMA" or the "Manager"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. Under the supervision of the Board of Directors and pursuant to its Amended and Restated Investment Advisory, Management and Administration Agreement with the fund, DIMA has allocated all of the fund's portfolio for management to Aberdeen Asset Management Investment Services Limited. DIMA is part of Deutsche Asset Management. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management ("DeAM") is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeAM also manages the assets of other closed-end investment companies which invest primarily in foreign securities: The European Equity Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc. and DWS Global Commodities Stock Fund, Inc. In addition, DeAM manages open-end mutual funds which invest in domestic and international markets.

The Subadvisor

Aberdeen Asset Management Investment Services Limited ("AAMISL"), located at 1735 Market Street, Philadelphia, PA is the fund's subadvisor. Under the supervision of the Board of Trustees and the Manager, the subadvisor makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. AAMISL is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMISL provides a full range of international investment advisory services to institutional and retail clients. AAMISL is paid for its services by the Manager from its fee as investment advisor to the fund.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Investment Portfolio

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Net Asset Value

The fund's NAV is available daily on our Web site at www.cef.dws-scudder.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Period

November 1 through November 30, 2006	0	$0.0	n/a	n/a
December 1 through December 31, 2006	0	$0.0	n/a	n/a
January 1 through January 31, 2007	0	$0.0	n/a	n/a
February 1 through February 28, 2007	0	$0.0	n/a	n/a
March 1 through March 31, 2007	0	$0.0	n/a	n/a
April 1 through April 30, 2007	0	$0.0	n/a	n/a

Total	0	$0.0	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global High Income Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global High Income Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2007